Exhibit 10.37

PROMISSORY NOTE (“NOTE”) - 0% SIMPLE INTEREST

$3,240

11/02/2020

For VALUE RECEIVED, SYBLEU INC. (“Borrower”) promises to pay to BST Partners (“Lender”) the principal sum of Three Thousand Two Hundred and Forty Dollars [$3,240.00] with no interest to accrue on the balance. The said principal shall be payable in lawful money of the United States of America at the demand of the Lender. This Note may be prepaid in whole or in part at any time without premium or penalty. The Borrower hereby waives any notice of the transfer of this Note by the Lender or by any subsequent holder of this Note, agrees to remain bound by the terms of this Note subsequent to any transfer, and agrees that the terms of this Note may be fully enforced by any subsequent holder of this Note. All terms and conditions of this Note shall be interpreted under the laws of the state of California and venue shall be the state of California.

SYBLEU INC.( Borrower)

By/s/David Koos

CHAIRMAN AND CEO

Accepted By:

BST PARTNERS (Lender)

By:/s/David Koos

CHAIRMAN AND CEO